UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 23, 2012

Oil States International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-16337	76-0476605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Allen Center 333 Clay Street, Suite 4620, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (713) 652-0582

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 23, 2012, Oil States International, Inc. (the "Company") issued a press release announcing its Board of Directors has authorized $200,000,000 for the repurchase of the Company's Common Stock, par value $.01 per share. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated August 23, 2012

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oil States International, Inc. (Registrant)
August 23, 2012 (Date)	/s/ BRADLEY J. DODSON Bradley J. Dodson Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index
99.1	Press release dated August 23, 2012